Going Concern	12 Months Ended
Dec. 31, 2025
Going Concern [Abstract]
Going concern
3.	Going concern

The Group incurred net losses of RMB126,989,866, RMB24,702,033 and RMB121,262,741 for the years ended December 31, 2023, 2024 and 2025, respectively. Net cash used in operating activities was RMB59,199,475, RMB18,321,791 and RMB314,302,893 for the year ended December 31, 2023, 2024 and 2025, respectively. As of December 31, 2025, the Group’s accumulated deficits were RMB391,851,008, with a working capital deficit of RMB90,091,355. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

The Group has historically depended on financing from banks, related parties, shareholders and issuance of ordinary shares to support its operations. The Group’s future operations are dependent upon equity or debt financing and its ability to generate profits through operations at an indeterminate time in the future. The Group cannot assure that it will be successful in completing an equity or debt financing or in achieving or maintaining profitability in the near term. The Group’s financial statements do not give effect to any adjustments relating to the carrying values and classification of assets and liabilities that would be necessary should the Group be unable to continue as a going concern.